                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              [Amendment No.   ]

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                 PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_______________________________________________

    2) Form Schedule or Registration Statement No.:__________________________

    3) Filing Party:_________________________________________________________

    4) Date Filed:___________________________________________________________

                                          (LOGO)  PPHP
                                                  Pennsylvania Physician
                                                  Healthcare Plan, Inc.
777 East Park Drive
P.O. Box 8740
Harrisburg, PA 17105

Phone
800.671.7747

Fax
717.558.0661
                                                         June 20, 1996

Dear Class A Shareholder:

         On behalf of the Board of Directors, I am pleased to extend to you an invitation to attend the first annual meeting of Class A shareholders of Pennsylvania Physician Healthcare Plan, Inc. to be held in Harrisburg, PA on Saturday, July 13, 1996, beginning at 9:30 a.m.

         The notice of meeting and proxy statement which appear on the following pages contain information about matters which are to be considered at the meeting.

         In order to insure that your shares are voted at the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage prepaid envelope at your earliest convenience. Every shareholder's vote is important.

                                            Sincerely yours,

                                            Gary C. Brown, M.D., Chairman






==============================================================================

               PLEASE MAIL YOUR PROXY CARD IMMEDIATELY

        A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT
        CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

==============================================================================

                                          (LOGO)  PPHP
                                                  Pennsylvania Physician
                                                  Healthcare Plan, Inc.



                 PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
                              777 EAST PARK DRIVE
                                 P.O. BOX 8741
                      HARRISBURG, PENNSYLVANIA 17105-8741

                          ---------------------------

               NOTICE OF ANNUAL MEETING OF CLASS A SHAREHOLDERS
                              AND PROXY STATEMENT

                          ---------------------------

                                                  Approximate Date of Mailing:
                                                                 June 20, 1996


TO THE CLASS A SHAREHOLDERS:

                  The first annual meeting of Class A Shareholders of Pennsylvania Physician Healthcare Plan, Inc. (the "Company") will be held at 777 East Park Drive, Harrisburg, PA on Saturday, July 13, 1996, at 9:30 a.m. for the following purposes:

                           1. To elect a Board of 23 directors, eight to serve
                  until the 1997 annual meeting of Class A Shareholders, eight to serve until the 1998 annual meeting of Class A Shareholders, and seven to serve until the 1999 annual meeting of Class A Shareholders, or in each case until the election and qualification of their respective successors; and

                           2. To consider and transact such other business as
                  may properly come before the meeting.

                  This Proxy Statement is furnished by the Board of Directors (the "Board") of the Company for solicitation of proxies to be used at the annual meeting, and at any adjournment thereof. If the enclosed proxy card is signed, dated and returned, the shares represented thereby will be voted as directed therein. Any proxy may be revoked by the person giving it at any time before it is exercised, by written notice to the Secretary of the Company.

                  The stock transfer books will not be closed. Only Class A Shareholders of record on May 31, 1996, are entitled to notice of and to vote at the annual meeting. On that date, there were 4,086 shares of Class A voting common stock outstanding. Each share is entitled to one vote on each of the matters presented at the meeting, except that only holders of record who are practicing physicians (medical doctor or doctor of osteopathy), podiatrists or oral surgeons (or their qualified retirement plans) may vote, (see "Definitions") and each such holder is entitled to only one vote, regardless of the number of Class A Shares held. Voting is not cumulative.

                  The holders of shares entitled to cast not less than one-third of the votes must be present in person or represented by proxy at the meeting in order to constitute a quorum for the transaction of business; all shares present in person or represented by proxy and entitled to vote are counted for quorum purposes. Directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote. Approval of each other matter to be voted upon requires the affirmative vote of a majority of the votes of shares present in person or by proxy and entitled to vote on such matter. Abstentions will be counted solely for the purpose of determining whether a quorum is present.

Election of Directors

                  The Company's Bylaws provide that, commencing at the 1996 annual meeting, the Board of Directors shall be divided into three classes, each as nearly equal in number as possible, and that at each annual meeting of Class A Shareholders after 1996, the Class A Shareholders shall elect the members of one of the three classes to three year terms of office. Eight directors are to be elected for three year terms expiring at the annual meeting in 1999; eight directors are to be elected for two year terms expiring at the annual meeting in 1998; and seven directors are to be elected for one year terms expiring at the annual meeting in 1997; or in each case until their successors are elected and qualified.

                  All current directors were first elected in March-July, 1995 and hold office until the next annual meeting of Class A Shareholders and until their successors are elected and shall have qualified. The Company's Bylaws state that only practicing Pennsylvania physicians, podiatrists or oral surgeons who are shareholders of the Company are eligible to serve as directors.

                  Management has nominated for election as directors the persons whose names appear in the table below, all of whom (except for Dr. Kroser) are presently directors of the Company. Unless otherwise instructed by shareholders, the persons named in the enclosed form of proxy will vote all valid proxies received for the election of such nominees. Management believes that all nominees will be able to serve as directors, but if this should not be the case, the proxies will be voted for a substitute nominee or nominees to be designated by management.

                  The information in the table below has been furnished by each nominee.

                  The table below also lists certain information with respect to the shares of the Company beneficially owned by all officers and directors as a group as of March 19, 1996.

                                                                                           Common Stock
                                                                                           Beneficially
                                                                                            Owned as of
                           Name, Age, Present Officer                                     March 19, 1996
                           Position with Company and                                ---------------------------
                          Principal Occupation during                                 Class A        Class B
                                Last Five Years                                     Shares  %(1)   Shares  %(2)
                          ---------------------------                               ------------   ------------
                             NOMINEES FOR ELECTION
                           TO TERMS EXPIRING IN 1999

Gary  C. Brown, M.D., 46, Chairman and President, of Flourtown, PA, is a
      Professor of Ophthalmology at Thomas Jefferson University School of
      Medicine and has conducted a medical practice in ophthalmology in the
      Philadelphia area since 1976. Dr. Brown, a Board certified ophthalmologist, is the Director of the Retinal Vascular Unit at Wills
      Eye Hospital and an instructor at the American Academy of Ophthalmology.          2          5        1.4%

Darlene Ann M. Dunay, D.O., 37,
      of Old Forge, PA, since 1987, has maintained a solo general practice in
      Old Forge specializing in primary care. She is a diplomate of the
      National Board of Medical Examiners and is Board certified in family
      medical practice.                                                                 1

Edward W. Gerner, M.D., 55,
      of Ardmore, PA, has conducted a medical practice in ophthalmology and neuro-ophthalmology in Philadelphia, Pennsylvania since 1976. He is a
      Clinical Associate Professor for the Departments of Ophthalmology and
      Neurology at Thomas Jefferson University School of Medicine and Board
      Certified in Neurology and Ophthalmology.                                         1         3

Lila Stein Kroser, M.D., 63,
      of Philadelphia, PA, has conducted a family
      medical practice in Philadelphia, PA since 1960.
      She is a Clinical Associate Professor of Family
      Medicine at Medical College of Pennsylvania.                                      1

Alice McCormick, D.O., 49,
      of Canadensis, PA, has been practicing medicine since 1980. She has maintained a practice in internal medicine in Tafton, PA with Mercy
      Physician Network since July, 1995. She is certified by the National
      Board of Osteopathic Medicine Examiners.                                          1

                                      -3-

                                                                                           Common Stock
                                                                                           Beneficially
                                                                                            Owned as of
                           Name, Age, Present Officer                                     March 19, 1996
                           Position with Company and                                ---------------------------
                          Principal Occupation during                                 Class A        Class B
                                Last Five Years                                     Shares  %(1)   Shares  %(2)
                          ---------------------------                               ------------   ------------

Herbert C. Perlman, M.D., F.A.C.R., M.P.A., 59, of Carlisle, PA, has conducted a medical practice in radiology in Carlisle, Pennsylvania since 1973. He is a Board certified diagnostic radiologist. Dr. Perlman is certified by the American Board of Quality Assurance and Utilization Review
      Physicians. He is a Clinical Associate Professor of Radiology at Thomas
      Jefferson University School of Medicine and, also, a Clinical Associate
      Professor of Radiology at the Hershey Medical Center, Pennsylvania State
      University. Dr. Perlman is the President of CMS, Inc., a Carlisle
      physician corporation. He is a Trustee of the Pennsylvania Medical
      Society and is a member of the Board of Directors of Penn Med, Inc., and
      of Penn Med's subsidiary, Keystone Peer Review Organization (KePRO).              1

Jay H. Shah, M.D., 50, Vice President-Medical
  Affairs,
      of Richboro, PA, maintains his family medical practice in Richboro,
      Pennsylvania.  Dr. Shah is certified by the American Board of Family
      Practice and by the American Board of Quality Assurance and Utilization
      Review Physicians.                                                                2           1

                             NOMINEES FOR ELECTION
                           TO TERMS EXPIRING IN 1998

Gay D. Dunne, M.D., 55,
      of State College, PA, has conducted a medical practice in dermatology since 1976.  Dr. Dunne is a member of the Executive Committee of the
      American Academy of Dermatology Advisory Board and the Executive Committee
      of the Pennsylvania Academy of Dermatology.                                       1


Leonard P. Harman, D.O., 52,
      of Philadelphia, PA, has conducted a family medical practice in
      Philadelphia, Pennsylvania since 1974.  He is Board certified in family
      practice by the American Osteopathic Board of General Practice.                   1



                                      -4-

                                                                                           Common Stock
                                                                                           Beneficially
                                                                                            Owned as of
                           Name, Age, Present Officer                                     March 19, 1996
                           Position with Company and                                ---------------------------
                          Principal Occupation during                                 Class A        Class B
                                Last Five Years                                     Shares  %(1)   Shares  %(2)
                          ---------------------------                               ------------   ------------
George R. Homa, D.O., 45,
      of North Wales, PA, has conducted a family medical practice in
      Bridgeport, Pennsylvania since 1979. He is Board certified by the
      American College of Osteopathic General Practitioners and a Clinical
      Instructor of General Practice at the Philadelphia College of
      Osteopathic Medicine.                                                              1

Marvin T. Hunter, M.D., 53,
      of Doylestown, PA, has conducted a medical practice in Plastic Surgery in
      Bucks and Montgomery counties since 1975.  Dr. Hunter is President-elect of the Bucks County Medical Society.  Dr. Hunter is a Fellow of the
      International College of Surgeons and is a diplomate of the American
      Board of Plastic Surgery.                                                          1         5   1.4%

Mark A. Piasio, M.D., 40,
      of Clearfield, PA, has been an orthopaedic surgeon since 1989. He is a diplomate of the American Board of Orthopaedic Surgery and the National
      Board of Medical Examiners and is a fellow of the American Academy of
      Orthopaedic Surgery and the American College of Surgeons. He is the
      President of the Clearfield County Medical Society, and Vice Chairman of
      the Young Physicians Section of the Pennsylvania Medical Society.                  4

James G. Pitcavage, M.D., 62, of Edgeworth, PA, has conducted a medical practice in pediatrics since 1965. Dr. Pitcavage is a member of the
      Board of Directors of the Pennsylvania American Academy of Pediatrics
      and a member of the Board of Directors of Managed Care Associates, PHO -
      Sewickley Valley Hospital. He is also the Assistant Clinical Instructor,
      Department of Pediatrics, University of Pittsburgh Medical School.                 1


                                                                                           Common Stock
                                                                                           Beneficially
                                                                                            Owned as of
                           Name, Age, Present Officer                                     March 19, 1996
                           Position with Company and                                ---------------------------
                          Principal Occupation during                                 Class A        Class B
                                Last Five Years                                     Shares  %(1)   Shares  %(2)
                          ---------------------------                               ------------   ------------
Robert S. Pyatt, Jr., M.D., 45, of Chambersburg, PA, has conducted a medical practice in radiology since 1982. Since January, 1996 he has also served as Acting Medical Director of Cumberland Valley Health Network, a
      physician-hospital organization. He is a Board certified radiologist and
      Fellow of the American College of Radiology. He has been Medical
      Director of the Radiology Department of Chambersburg Hospital since
      1982, and is currently President-Elect of its Medical Staff. Dr. Pyatt is also Clinical Professor of Radiology at the George Washington
      University School of Medicine, Washington D.C.                                     3(3)        4(3) 1.1%

Milton D. Soiferman, D.O., 53, of Wynnewood, PA, has conducted a medical practice in Philadelphia, Pennsylvania since 1979. He is certified in family practice by the American Osteopathic Board of Family Practice.
      Dr. Soiferman is a Fellow of the American College of Legal Medicine and
      a diplomate of the American Academy of Pain Management.                            1           3


                             NOMINEES FOR ELECTION
                           TO TERMS EXPIRING IN 1997

Dennis P. DiRenzo, M.D., 42,
      of Wyomissing, PA, has conducted a medical practice in pediatrics since
      1983.  Dr. DiRenzo is Board certified in pediatrics and is a Fellow
      of the American Academy of Pediatrics.                                             1

Michael J. Gallagher, M.D., 48,
      of Scranton, PA, is a member of the Department of Radiation Oncology of
      Mercy Hospital in Scranton, PA. He is Board certified in therapeutic radiology, medical oncology, internal medicine, and anatomic pathology.
      He is President of the Lackawanna County Medical Society.                          1




                                                                                           Common Stock
                                                                                           Beneficially
                                                                                            Owned as of
                           Name, Age, Present Officer                                     March 19, 1996
                           Position with Company and                                ---------------------------
                          Principal Occupation during                                 Class A        Class B
                                Last Five Years                                     Shares  %(1)   Shares  %(2)
                          ---------------------------                               ------------   ------------
Larry E. Goldstein, M.D., 48,
  Secretary,
      of Wynnewood, PA, has conducted a medical practice in urology since 1978.
      He practices in Philadelphia, Pennsylvania and Turnersville, New Jersey.
      Dr. Goldstein is a Board certified urologist and a Fellow of the American
      College of Surgeons.  He is an instructor in urology at Thomas Jefferson
      University School of Medicine and serves on the Board of Directors of the
      Keystone Kidney Lithotripsy Center.                                                1             3

Frank H. Guinn, D.O., 59,
      of Philadelphia, PA, has conducted an internal medical practice in
      Philadelphia, Pennsylvania since 1980.  He is the Chief of Staff of
      Graduate Health System - Parkview Hospital, Philadelphia, PA and the
      Medical Director of Green Acres Nursing Home.                                      1

Richard J. Minehart, M.D., 44,
  Treasurer,
      of Lansdale, PA, has conducted a medical practice in General Surgery since 1983.  An Associate Fellow of the American College of Surgeons,
      Dr. Minehart is presently the Chairman of the Credentials Committee and
      Vice President of the Medical Staff at North Penn Hospital.                        1

John J. Nevulis, M.D., 45,
  Executive Vice President,
      of Gwynedd Valley, PA, has conducted a medical practice in orthopaedic surgery in the Philadelphia area since 1977. He is the managing partner of Norristown Orthopaedic Associates, Inc. He is also president of
      Pennsylvania Orthopedic Network, an independent practice association of orthopedists. He is a Board certified orthopaedic surgeon and Fellow of
      the American Academy of Orthopaedic Surgeons.                                      2             2


                                      -7-

                                                                                           Common Stock
                                                                                           Beneficially
                                                                                            Owned as of
                           Name, Age, Present Officer                                     March 19, 1996
                           Position with Company and                                ---------------------------
                          Principal Occupation during                                 Class A        Class B
                                Last Five Years                                     Shares  %(1)   Shares  %(2)
                          ---------------------------                               ------------   ------------
Saad Sakkal, M.D., 49,
      of Greenville, PA, has been the Medical Director of the Metabolic Care
      Center of Greenville since 1981 and of the Regional Diabetes Center in
      Greenville, PA since 1991. He is certified by the American Board in
      Medicine, Endocrinology and Metabolism, and Geriatric Medicine. Since
      1993 he has been Secretary-Treasurer of Physicians Independent Practice
      Association of Mercer County.                                                       1


Jay Anthony Townsend, M.D., 60,
      of Newville, PA, has maintained a family practice in Newville, PA since
      1972.  Dr. Townsend is president of Carlisle Healthcare Alternatives, Inc.          1

All directors and officers as a group                                                    33  (4)        26  7%

                  (1)  Less than 1% for each person.
                  (2) Less than 1% for each person, except Dr. Brown, Dr. Hunter and Dr. Pyatt.
                  (3) Including shared voting and investment power as co-trustee as to 2 Class A shares and 4 Class B shares.
                  (4)  Less than 1%.

                         ----------------------------

                  All officers have served since the organization of the Company in February, 1995, and hold office until the election and qualification of their successors, or their earlier resignation or removal.

                  To the knowledge of management, no person beneficially owns more than 10% of any class of the Company's securities. The Company has not granted any options, warrants or rights to purchase any of its securities. The directors of the Company may be regarded as the "parents" of the Company, as that term is defined under the Securities Act of 1933.

                  The Board held 13 meetings during 1995. Except for Drs. Brown, Gerner, Goldstein, Nevulis and Shah, no director attended 75% or more of the aggregate of total meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served. The directors during 1995 consisted of the nominees listed above (other than Dr. Kroser); Robert J. Mirabile,
M.D. and James F. Vander, M.D., incumbent directors who are not standing for reelection; and Robert W. Doebler, M.D., who resigned in April, 1996.

                 The Board does not have a compensation committee. Drs.Mirabile, Goldstein, Minehart and Shah are members of the Audit Committee of the Board. The Audit Committee did not meet during 1995, the year in which the Company was organized. The Audit Committee was established to review the Company's accounting and financial reporting systems and internal financial controls. In addition, the Committee recommends to the Board the engagement of independent auditors and reviews the scope of their audit, their fees, the results of their engagement, and the extent of their non-audit services to the Company, if any.

                  Drs. Brown, Minehart and Shah are members of the Nominating Committee of the Board. The Nominating Committee did not meet during 1995. The Committee met in March, 1996 to recommend the slate of directors for the 1996 annual meeting. The Nominating Committee recommends to the Board a slate of directors for election by the Class A Shareholders at the annual meeting and identifies and proposes to the Board candidates to fill Board vacancies. The Committee considers suggestions from many sources, including Class A shareholders, regarding possible candidates for directors. The Committee will consider candidates proposed by Class A shareholders and submitted to the Committee in writing at the principal office of the Company listed above.

Executive Compensation and Management Agreement

                  The Company has paid no compensation to any director or officer since the organization of the Company in February, 1995. It does not expect to pay any compensation, other than reimbursement of reasonable out-of-pocket expenses, to directors during the period prior to the Company's becoming licensed to operate its managed care business, which is expected in late 1996. At such time as it retains full-time executive officers, the Company intends to compensate them on terms and conditions to be negotiated.

                  The Company has only one clerical employee, and until it receives a managed care license, operates through a management services company, under the supervision of the Board of Directors and officers.

                  In April, 1995 the Company engaged Infinity Management Services, Inc. ("Infinity"), a subsidiary of Pennsylvania Medical Society Liability Insurance Company ("PMSLIC"), to provide administrative and management services to the Company. PMSLIC, which is owned by the Pennsylvania Medical Society, writes medical professional liability insurance coverage in Pennsylvania.

Infinity furnishes personnel to manage the Company subject to the authority and control of the Company's Board of Directors.

                  In March, 1996 the Company and Infinity entered into a new agreement under which Infinity provides similar services until the Company secures its managed care license to operate its business. Infinity manages the development and implementation of the Company's business plan, including locating and recommending appropriate third-party service providers. Infinity generally oversees the activities of the Company's consultants associated with developing its applications for licenses and the design and development of its start-up operations. Infinity is paid on a fixed monthly retainer of $55,000. The Company may elect the alternative of an hourly fee basis. During the term of the agreement, Infinity may not provide similar services to any organization offering a managed care insurance product in Pennsylvania. The Company has agreed not to solicit for employment any personnel employed by Infinity during the term of the agreement and for one year thereafter.

                  Commencing in April, 1995, the Company borrowed from PMSLIC to finance its initial operations, payable with interest at 18% per annum on the first $500,000 and at 35% per annum on the balance, and due on or before 90 days of the completion of the Company's initial public offering. The highest amount outstanding was $717,500, plus interest of $49,838, in December 1995, when it was repaid from the proceeds of the Company's public offering of shares. Infinity and PMSLIC are affiliates of the Pennsylvania Medical Society. Herbert C. Perlman, M.D., a director of the Company, is a trustee of the Pennsylvania Medical Society and a director of Penn-Med, Inc., the parent of PMSLIC.

Financial Statements

                  For certain information concerning the Company, see the financial statements and report of Dreslin and Company, Inc., independent certified public accountants, included in the Annual Report accompanying this proxy statement. Such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy soliciting material. Representatives of Dreslin and Company, Inc. are not expected to be present at the meeting. In view of its ongoing licensure application activities, the Company has not yet selected a principal accountant for the current year.

Cost of Solicitation

                  The cost of solicitation of proxies from shareholders will be borne by the Company. In addition to the use of mails, proxies may be solicited by telephone by officers, directors and employees of Infinity and the Company who will not be specially compensated for such services.

Other Matters

                  The Board of Directors is not aware of any matters not set forth herein which may come before the meeting. If, however, any such matter properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

Deadline for Filing Shareholder Proposals for 1997 Annual Meeting.

                  The date by which proposals of shareholders intended to be presented at the 1997 Annual Meeting must be received by the Company for inclusion in the Company's 1997 Proxy Statement and Proxy relating to that meeting is February 20, 1997.


                                           By Order of the Board of
                                           Directors



                                           /s/ Larry E. Goldstein
                                           ---------------------------------
                                               Larry E. Goldstein, Secretary

                                  EXHIBIT "A"

                                  Definitions

                  As used in the Proxy Statement, the following terms shall have the definitions indicated.

                  "Oral surgeon" shall mean a dentist who is Board certified or eligible for Board certification by the American Board of Oral and Maxillofacial Surgery.

                  "Qualified retirement plan" shall mean a retirement plan in which a practicing physician (medical doctor or doctor of osteopathy), podiatrist or oral surgeon either (a) "self directs" the investments in the Plan; or (b) is a trustee of the Plan, and all other trustees are also practicing physicians, podiatrists or oral surgeons, and the Plan holds Class A shares equal to the number of trustees.

                                    PROXY
                 PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
           THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
            ANNUAL MEETING OF CLASS A SHAREHOLDERS, JULY 13, 1996

   The undersigned hereby appoints Gary C. Brown and Richard J. Minehart, and each of them, Proxies for the undersigned with power of substitution, to vote as designated below all the shares of the undersigned at the Annual Meeting of Shareholders of Pennsylvania Physician Healthcare Plan, Inc. to be held at 777 East Park Drive, Harrisburg, PA on July 13, 1996, at 9:30 a.m., or any adjournment thereof, all as more fully described in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged.

  1. Election Of The Following Nominees as Directors:

         Dennis P. DiRenzo; Michael J. Gallagher; Larry E. Goldstein;
            Frank H. Guinn; Richard J. Minehart; John J. Nevulis;
     Saad Sakkal; Jay Anthony Townsend to serve until the 1997 annual meeting

      Gay D. Dunne; Leonard P. Harman; George R. Homa; Marvin T. Hunter;
                     Mark A. Piasio; James G. Pitcavage;   Robert S. Pyatt, Jr.;
          Milton D. Soiferman to serve until the 1998 annual meeting

      Gary C. Brown; Darlene Ann M. Dunay; Edward W. Gerner; Lila Kroser;
               Alice McCormick; Herbert C. Perlman; Jay H. Shah
                    to serve until the 1999 annual meeting

    [ ] FOR ALL NOMINEES  [ ] WITHHOLD AUTHORITY   [ ] FOR ALL NOMINEES EXCEPT
                              TO VOTE FOR ALL           AS INDICATED BELOW
                              NOMINEES

                            (Please see other side)


- -------------------------------------------------------------------------------


   2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   Receipt of the Annual Report of the Company for the year 1995 is hereby acknowledged.

   The undersigned revokes all proxies heretofore given with respect to said meeting and approves all that the proxies or their substitutes shall do by virtue hereof.

   This Proxy, when properly executed, will be voted as directed herein, but if no direction is given, this Proxy will be voted FOR All Nominees.

   The undersigned, intending that the Company will rely thereon, certifies that the undersigned is a Pennsylvania practicing physician (medical doctor or doctor of osteopathy), podiatrist or oral surgeon, or a Qualified Retirement Plan, and is voting only one Class A Share.

                                    Dated:_______________________________, 1996

                                    ___________________________________________
                                               Class A Shareholder

                                    (Please sign exactly as your name appears hereon. Executors, administrators or trustees should so indicate when signing.)


               PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY